EXHIBIT 99.1
                                                                    ------------

                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Dominix, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on November 26, 2002 (the "Report"), I, James
W. Zimbler, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ James W. Zimbler
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James W. Zimbler
Chief Executive Officer and
  Chief Financial Officer
November 26, 2002